EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT


                  This Registration Rights Agreement (this "Agreement") is made and entered into as of August 23, 1996, by and among Sprint Spectrum L.P., a Delaware limited partnership ("Sprint Spectrum"), Sprint Spectrum Finance Corporation, a Delaware corporation ("FinCo" and, together with Sprint Spectrum, the "Issuers"), and Sprint Corporation, a Kansas corporation ("Sprint").

                  This will confirm that, in connection with the purchase by Sprint, on the date hereof, of an aggregate $182,859,000 principal amount at maturity of 12 1/2% Senior Discount Notes (the "Notes") of the Issuers, and as an inducement to Sprint to consummate the purchase of the Notes, the Issuers have agreed to provide the registration rights set forth in this Agreement to Sprint.

                  The parties hereby agree as follows:

1.       The Securities

                  (a) Definitions. The terms "Registrable Securities" and "Restricted Securities" shall mean the Notes.

                  (b) Restricted Securities. For the purposes of this Agreement, Notes will cease to be Restricted Securities when (i) a registration statement covering such Restricted Securities has been declared effective and they have been disposed of pursuant to such effective registration statement, or (ii) they are distributed to the public pursuant to Rule 144 (or any similar provision then in force) under the Securities Act, or (iii) they have been otherwise transferred and the Issuers, in accordance with applicable law and regulations, have delivered new certificates or other evidences of ownership for them not subject to any stop transfer order or other restriction on transfer.

                  (c) Registrable Securities. As to any particular Notes, such Notes will cease to be Registrable Securities when they cease to be Re-stricted Securities.

                  (d) Securities Act. The term "Securities Act" shall mean the Securities Act of 1933, as amended, or any similar federal statute, and the rules and regulations of the Securities and Exchange Commission ("Commission") thereunder, all as the same shall be in effect at the time.

2.       Holdback Agreements

                  (a) Restrictions on Public Sale by Sprint. To the extent not inconsistent with applicable law and regulations, with respect to each registration statement filed by the Issuers under the Securities Act, in connection with an underwritten public offering of any debt security similar to the Notes, Sprint, as a holder of Registrable Securities (whether or not Sprint requests to participate or participates in such registration statement) agrees not to effect any public sale or public distribution of the Notes during the 15 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if requested in writing (with reasonable prior notice) by the managing underwriter or underwriters of the underwritten public offering.

                  (b) Restrictions on Public Sale by the Issuers and Others. The Issuers agree (i) not to effect any public sale or distribution of any securities similar to those being registered, during the 15 days prior to, and the 90-day period beginning on, the effective date of any registration statement in which Sprint is participating in connection with an underwritten public offering if requested in writing (with reasonable prior notice) by the managing underwriter or underwriters of the underwritten public offering and (ii) that any agreement entered into after the date of this Agreement pursuant to which the Issuers issue or agree to issue any privately placed securities which have registration rights shall contain provisions under which holders of such securities agree not to effect any public sale or distribution of any securities similar to those being registered, during the periods set forth above if the Issuers receive the notice referred to in clause (i) above.

3.       Demand Registration

                  (a) Right to Demand. Subject to Section 3(b), Sprint may at any time make a written request to the Issuers for registration under the Securities Act of all or part of its Registrable Securities (a "Demand Registration"). Upon receipt of such request, the Issuers will effect such registration in accordance with the procedures in Section 4, including in such registration all Registrable Securities with respect to which the Issuers have received written requests for inclusion therein. All requests made pursuant to this Section 3(a) will specify the aggregate amount of the Registrable Securities to be registered and will also specify the intended methods of disposition thereof. Notwithstanding anything to the contrary contained herein, no sales of, or offers to sell, Registrable Securities may be made within 180 days after August 20, 1996.

                  (b) Number of Demand Registrations. Sprint shall be entitled, in the aggregate, to three Demand Registrations, the Registration Expenses of which shall be borne by the Issuers. The Issuers shall not be deemed to have effected a Demand Registration unless and until such Demand Registration is declared effective.

                  (c)  Priority  on  Demand   Registrations.   If  the  managing
underwriter or underwriters of a Demand Registration for an underwritten public offering advise the Issuers in writing that in their opinion the number of securities proposed to be sold in such Demand Registration exceeds the number which can be sold in such offering, the Issuers will include in such registration only the number of securities that, in the opinion of such managing underwriter or underwriters, can be sold; provided, that no Registrable Securities shall be excluded from such registration until all notes which are not Registrable Securities have been excluded. The Issuers agree that any agreement entered into on or after the date of this Agreement pursuant to which either or both Issuers grant any person other than Sprint "piggyback" registration rights that may be exercised in connection with a Demand Registration hereunder shall expressly provide that the securities of such other person will be entirely excluded from such registration before any Registrable Securities are so excluded. Any exclusion of securities pursuant to this Section 3(c) in connection with the last Demand Registration available hereunder shall entitle Sprint to one additional Demand Registration.

                  (d) Selection of Underwriters.  If any Demand  Registration is
an  underwritten  offering,   Sprint  will  select  a  managing  underwriter  or
underwriters to administer the offering, which managing underwriter or underwriters shall be reasonably satisfactory to the Issuers.

                  (e) Notwithstanding anything in the foregoing to the contrary, the Issuers shall not be obligated to effect a Demand Registration at any time when the Issuers, in the good faith judgment of their Partnership Board or their Board of Directors, as the case may be, reasonably believe that the filing thereof at the time requested, or the offering of securities pursuant thereto, would be seriously detrimental to the Issuers. The effectuation of Demand Registrations hereunder cannot be suspended, pursuant to the provisions of the preceding sentence, more than once, and in any case shall not be suspended for more than 60 days after the date of the applicable Board's determination referenced in the preceding sentence.

4.       Registration Procedures

                  The Issuers will, in connection with any registration pursuant to Section 3, as expeditiously as possible:

                  (a) prepare and file with the Commission a registration statement on any appropriate form under the Securities Act (a "Registration Statement"), which form shall be available for the sale of Registrable Securities in accordance with the intended method or methods of distribution thereof, and use their best efforts to cause such Registration Statement to become effective; provided that at least five business days before filing with the Commission a Registration Statement or prospectus or any amendments or supplements thereto, including documents incorporated by reference after the initial filing of any Registration Statement, the Issuers will furnish to Sprint draft copies of such Registration Statement, and, upon the request of Sprint, shall continue to provide drafts of such Registration Statement until filed and thereafter such number of copies of such Registration Statement, each amendment and supplement thereto, the prospectus included in such Registration Statement (including each preliminary prospectus) and such other documents as Sprint may reasonably request in order to facilitate the disposition of the Registrable Securities owned by Sprint and to change the Registration Statement as it relates to Sprint as requested by Sprint on a timely basis, and to reasonably consider other changes to the Registration Statement (but not including any document incorporated therein by reference) reasonably requested by Sprint on a timely basis, in light of the requirements of the Securities Act and any other applicable laws and regulations; and provided, further, that as to documents incorporated by reference, the Issuers shall provide documents incorporated by reference promptly upon the filing of such documents;

                  (b) prepare and file with the Commission such amendments and post-effective amendments to a Registration Statement and timely make any such filings to be incorporated by reference therein as may be necessary to keep such Registration Statement effective for 120 days (or until all Registrable Securities registered thereunder have been sold, whichever is earlier); and cause the related prospectus to be supplemented by any required prospectus supplement, and as so supplemented to be filed to the extent required pursuant to Rule 424 under the Securities Act, during such 120 day period; and otherwise comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the sellers thereof set forth in such Registration Statement or supplement to such prospectus;

                  (c) notify Sprint and the managing underwriter or underwriters, if any, promptly, and confirm such advice in writing, (1) when a prospectus or any prospectus supplement or post-effective amendment has been filed, and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the Commission for amendments or supplements to a Registration Statement or related prospectus or for additional information, (3) of the issuance by the Commission of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Issuers contemplated by paragraph (j) below cease to be true and correct, (5) of the receipt by the Issuers of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in any Registration Statement, the prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in any Registration Statement or prospectus so that they will not contain any untrue statement of material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of a registration statement at the earliest possible moment and to prevent the entry of such an order;

                  (e) use their best efforts to register or qualify such Registrable Securities under such other securities or blue sky laws of such jurisdictions as Sprint reasonably requests in writing and do any and all other acts and things which may be necessary or advisable to enable Sprint to consummate the disposition in such jurisdictions of the Registrable Securities owned by Sprint; provided that the Issuers will not be required to (i) qualify generally to do business in any jurisdiction where they would not otherwise be required to qualify but for this paragraph (e), (ii) subject themselves to taxation in any such jurisdiction or (iii) take any action which would subject them to general service of process in any such jurisdiction;

                  (f) make available for inspection by a representative of Sprint, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant retained by any such underwriter or Sprint (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Issuers (collectively, the "Records") as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors, employees and agents of the Issuers to supply all information reasonably requested by any such Inspector in connection with such Registration Statement. Records which the Issuers determine, in good faith, to be confidential and which they notify the Inspectors are confidential shall not be disclosed by the Inspectors unless (i) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction or (ii) the disclosure of such Records is required by any applicable law or regulation or any governmental regulatory body with jurisdiction over any holder of Registrable Securities or any Inspectors. Sprint agrees that it will, upon learning the disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Issuers and allow the Issuers, at their expense, to undertake appropriate action to prevent disclosure of the Records deemed confidential;

                  (g) cooperate with Sprint and the managing underwriter or underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends and enable such Registrable Securities to be in such denominations and registered in such names as Sprint or any managing underwriters may request at least two business days prior to any sale of Registrable Securities;

                  (h) comply with all applicable rules and regulations of the Commission and promptly make generally available to their security holders each of their earning statements covering a period of at least twelve months, (1) in an underwritten offering, commencing after a Registration Statement is declared effective by the Commission, or (2) in a non-underwritten offering, beginning with the first month of the Issuers' first fiscal quarter commencing after the effective date of a Registration Statement, which earning statement in each case shall satisfy the provisions of Section 11(a) of the Securities Act;

                  (i) provide a CUSIP number for all Registrable Securities, not later than the effective date of the Registration Statement relating to the first public offering of Registrable Securities of the Issuers pursuant hereto;

                  (j) enter into such customary agreements (including an underwriting agreement in customary form) and take all such other actions reasonably requested by Sprint or the managing underwriter or underwriters in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties, if any, to Sprint and any underwriters with respect to the Registration Statement, prospectus and documents incorporated by reference, if any, in form, substance and scope as are customarily made by issuers to underwriters in underwritten offerings and confirm the same if and when requested, (2) obtain opinions of counsel to the Issuers and updates thereof addressed to Sprint and the underwriters, if any, with respect to the Registration Statement, prospectus and documents incorporated by reference, if any, covering the matters customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by Sprint and the underwriters, (3) obtain a "cold comfort" letter and updates thereof from the Issuers' independent certified public accountants addressed to Sprint and to the underwriters, if any, which letters shall be in customary form and cover matters of the type customarily covered in "cold comfort" letters by accountants in connection with underwritten offerings, and (4) deliver such documents and certificates as may be reasonably requested by Sprint and the managing underwriter or underwriters, if any, to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuers. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

                  (k) use its reasonable efforts to provide customary assistance to the underwriters in their selling efforts and presentations to prospective investors; and

                  (l) use its best efforts to list the Registrable Securities on any securities exchange on which the Notes are then listed, if the listing of such securities is then permitted under the rules of such exchange.

                  The Issuers may require Sprint to furnish to the Issuers such information regarding the distribution of such securities as the Issuers may from time to time reasonably request in writing.

                  Sprint agrees that, upon receipt of any notice from the Issuers of the happening of any event of the kind described in Section 4(c)(2), 4(c)(3), 4(c)(5) or 4(c)(6) hereof, Sprint will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities (if pursuant to an event described in Section 4(c)(5), only in the affected jurisdictions) (A) until Sprint's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4(c)(1) hereof, or until it is advised in writing (the "Advice") by the Issuers that the use of the applicable prospectus may be resumed, and (B) until it has received copies of any additional or supplemental filings which are incorporated by reference in such prospectus. If so directed by the Issuers, Sprint will deliver to the Issuers (at the expense of the Issuers) all copies, other than permanent file copies then in Sprint's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

5.       Registration Expenses

                  All expenses incident to the performance of or compliance with this Agreement by the Issuers, including, without limitation, all registration and filing fees of the Commission, the National Association of Securities Dealers Inc. and other agencies, fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Securities), rating agency fees, printing expenses, expenses incurred by the Issuers in connection with presentations to prospective investors, messenger and delivery expenses, internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the fees and expenses incurred in connection with the listing, if any, of the securities to be registered on any securities exchange and fees and disbursements of counsel for the Issuers and the Issuers' independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Issuers elect to obtain such insurance), the fees and expenses of any special experts retained by the Issuers in connection with such registration, and the fees and expenses of any other person retained by the Issuers (but not including any underwriting discounts or commissions attributable to the sale of Registrable Securities or other out-of-pocket expenses of Sprint (or the agents who act on its behalf) unless reimbursement is specifically approved by the Issuers), will be borne by the Issuers. All such expenses are herein called "Registration Expenses". Notwithstanding the foregoing, the Issuers shall not be required to pay for any Registration Expenses of any Demand Registration if such registration request is subsequently withdrawn at the request of Sprint, unless Sprint agrees to forfeit its right to initiate one Demand Registration; provided that if at the time of such withdrawal, Sprint has learned of a material adverse change in the condition, business or prospects of the Issuers from that known to Sprint at the time of its request, then Sprint shall not be required to pay any of such expenses and shall not forfeit its right to initiate one Demand Registration.

6.       Indemnification; Contribution

                  (a) Indemnification by the Issuers. The Issuers agree to indemnify and hold harmless, to the full extent permitted by law, Sprint, its officers and directors and each person who controls Sprint (within the meaning of the Securities Act), and any agent thereof against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration Statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they were made) not misleading, except insofar as the same arise out of or are based upon any such untrue statement or omission based upon information with respect to Sprint furnished in writing to the Issuers by Sprint expressly for use therein. The Issuers shall also agree in any underwriting agreement executed in connection with the sale of Registrable Securities to indemnify and hold harmless the underwriters and their officers, directors and control persons to the same extent as provided above with regard to actual or alleged statements in or omissions from a Registration Statement, except with respect to suits, actions, proceedings or investigations arising out of statements furnished in writing to the Issuers by such underwriters or Sprint expressly for use therein.

                  (b) Indemnification by Sprint. In connection with any Registration Statement in which Sprint is participating, Sprint will be required to furnish to the Issuers in writing such information with respect to Sprint as the Issuers reasonably request for use in connection with any such Registration Statement or prospectus, and Sprint agrees to indemnify, to the full extent permitted by law, the Issuers, the respective directors, partnership board representatives and officers of the Issuers and each person who controls the Issuers (within the meaning of the Securities Act) and any agent thereof, against all losses, claims, damages, liabilities and expenses (including reasonable attorney's fees and expenses of investigation) incurred by such party pursuant to any actual or threatened suit, action, proceeding or investigation arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any Registration statement, prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact necessary to make the statements therein (in the case of a prospectus, in the light of the circumstances under which they are made) not misleading, to the extent, but only to the extent, that such untrue statement or omission is based upon information relating to Sprint furnished in writing to the Issuers by Sprint expressly for use therein.

                  (c) Conduct of Indemnification Proceedings. Promptly after receipt by an indemnified party under this Section 6 of written notice of the commencement of any action, proceeding, suit or investigation or threat thereof made in writing for which such indemnified party may claim indemnification or contribution pursuant to this Agreement, such indemnified party shall notify in writing the indemnifying party of such commencement or threat; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party (x) hereunder, unless the indemnifying party is actually prejudiced thereby, or (y) otherwise than under this Section 6. In case any such action, suit or proceeding shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and the indemnifying party shall assume the defense thereof, with counsel reasonably satisfactory to the indemnified party and the payment of all expenses. The indemnified party shall have the right to employ separate counsel in any such action, suit or proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party unless (i) the indemnifying party has agreed to pay such fees and expenses or (ii) the indemnifying party shall have failed to assume the defense of such action, suit or proceeding or to employ counsel reasonably satisfactory to the indemnified party therein or to pay all expenses or (iii) the named parties to any such action or proceeding (including any impleaded parties) include both the indemnified party and the indemnifying party and the indemnified party shall have been advised by counsel that there may be one or more legal defenses available to the indemnified party which are different from or additional to those available to the indemnifying party and which may result in a conflict between the indemnifying party and such indemnified party (in which case, if the indemnified party notifies the indemnifying party in writing that the indemnified party elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such action or proceeding on behalf of the indemnified party, it being understood, however, that the indemnifying party shall not, in connection with any one such action, suit or proceeding or separate but substantially similar or related actions, suits or proceedings in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys at any time for the indemnified party, which firm shall be designated in writing by the indemnified party).

                  (d) Contribution.  If the indemnification provided for in this
Section 6 from the indemnifying party is unavailable to an indemnified party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the indemnifying party and indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and the indemnified party shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitation set forth in Section 6(e), any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

                  The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 6(d) were determined by pro rata allocation or by any other method of allocation which does not take into account the equitable considerations referred to in the immediately preceding paragraph. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e)  Limitation.  Anything to the  contrary  contained in this
Section 6 or in Section 7 hereof notwithstanding, Sprint shall not be liable for indemnification and contribution payments aggregating an amount in excess of the maximum amount received by Sprint in connection with any sale of Registrable Securities as contemplated herein.

7.       Participation in Underwritten Registrations

                  Sprint may not participate in any underwritten registration hereunder unless Sprint (a) agrees to sell Sprint's securities on the basis provided in any customary underwriting arrangements and to comply with Rules 10b-6 and 10b-7 under the Exchange Act, and (b) completes and executes all questionnaires, appropriate and limited powers of attorney, escrow agreements, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, provided that all such documents shall be consistent with the provisions of Section 6 hereof.

8.       Rule 144 and Rule 144A

                  The Issuers covenant that they will timely file the reports required to be filed by them under the Securities Act and the Securities Exchange Act of 1934, as amended, and the rules and regulations adopted by the Commission thereunder. So long as the Issuers are not required to file such reports following a public offering, they will, upon the request of Sprint, make publicly available other information to the extent, and so long as, necessary to permit sales of the Registrable Securities pursuant to Rule 144 or Rule 144A under the Securities Act, and they will take such further action as Sprint may reasonably request, all to the extent required from time to time to enable Sprint to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 and Rule 144A under the Securities Act, as such Rules may be amended from time to time, or any similar rule or regulation hereafter adopted by the Commission, in each case to the extent such rules may otherwise be available to Sprint. Upon the reasonable request of Sprint, the Issuers will deliver to Sprint a written statement as to whether they have complied with such requirements.

9.       Additional Provisions

                  (a) No Inconsistent Agreements. The Issuers will not hereafter enter into any agreement with respect to their securities which is in-consistent with the rights granted to Sprint in this Agreement.

                  (b) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuers have obtained the written consent of Sprint.

                  (c) Notices. All communications under this Agreement shall be sufficiently given if delivered by hand or by overnight courier or mailed by registered or certified mail, postage prepaid, addressed,

                           (1) if to Sprint Spectrum, to:

                               Sprint Spectrum L.P.
                               4900 Main Street - Twelfth Floor
                               Kansas City, Missouri 64112
                               Attention: Joseph M. Gensheimer, Esq.

                           (2) if to FinCo, to:

                               Sprint Spectrum Finance Corporation
                               4900 Main Street - Twelfth Floor
                               Kansas City, Missouri 64112
                               Attention: Joseph M. Gensheimer, Esq.

                           (3) if to Sprint, to:

                               Sprint Corporation
                               2330 Shawnee Mission Parkway
                               Westwood, Kansas  66205
                               Attention:  General Counsel

                  (d) Successors and Assigns; Holders as Beneficiaries. This Agreement shall inure to the benefit of and be binding upon the parties and their respective successors and assigns, and the agreements of the Issuers herein shall inure to the benefit of Sprint and its respective successors and assigns, including, without limitation, and without the need for an express assignment, subsequent holders of Registrable Securities.

                  (e) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

                  (f) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the mean-ing hereof.

                  (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

                  (h) Severability; Specific Enforcement. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal, or unenforceable for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be in any way impaired thereby, it being intended that all of the rights and privileges of the Issuers and Sprint shall be enforceable to the fullest extent permitted by law. Each of Sprint and the Issuers acknowledges that the other party would not have an adequate remedy at law for money damages in the event that any of the covenants or agreements of the other party in this Agreement were not performed in accordance with its terms and therefore agrees that the other party shall be entitled to specific enforcement of such covenants or agreements and to injunctive and other equitable relief in addition to any other remedy to which it may be entitled, at law or in equity.

                  (i) Entire Agreement. This Agreement is intended by the parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein and therein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

                  IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                      SPRINT SPECTRUM L.P.

                                      By:  Sprint Spectrum Holding
                                            Company, L.P.,
                                            its General Partner


                                      By:  /s/ Robert E. Sleet, Jr.
                                      Name:  Robert E. Sleet, Jr.
                                      Title:  Treasurer


                                      SPRINT SPECTRUM FINANCE CORPORATION


                                      By:  /s/ Robert E. Sleet, Jr.
                                      Name:  Robert E. Sleet, Jr.
                                      Title:  Assistant Treasurer


                                      SPRINT CORPORATION


                                      By:   /s/ Arthur B. Krause
                                      Name:  Arthur B. Krause
                                      Title:  Executive Vice President and
                                               Chief Financial Officer